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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549
                                 ----------
                                  FORM 8-K
                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 19, 1996
                                                   --------------

                             INAMED CORPORATION
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           (Exact name of registrant as specified in its charter)

         Florida                        0-7101                   59-0920629
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(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                File Number)           Identification No.)

3800 Howard Hughes Parkway
       Suite 900
   Las Vegas, Nevada                                                   89109
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:   701/791-3388
                                                      ------------

                                     N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     In connection with the anticipated effectiveness of a Registration Statement on Form S-3 Inamed Corporation, a Florida corporation (the "Registrant"), is filing as exhibits hereto and incorporated herein material contracts entered into in connection with the Registrant's private placement of $35 million in principal amount of 11% Secured Convertible Notes due 1999.


                                  EXHIBITS

     The following exhibits are filed as part of this report:

          Exhibit   Exhibit
          Number    Description
          -------   -----------

          99.1      Form of Note Purchase Agreement
          99.2 Indenture between the Registrant and Santa Barbara Bank & Trust, as trustee
          99.3      Form of 11% Secured Convertible Note due 1999
          99.4 Security Agreement between the Registrant and Santa Barbara Bank & Trust, as trustee
          99.5 Guarantee and Security Agreement between certain subsidiaries of the Registrant and Santa Barbara Bank & Trust, as trustee
          99.6 Guarantee Agreement between certain subsidiaries of the Registrant and Santa Barbara Bank & Trust, as trustee
          99.7 Loan Purchase Agreement between First Interstate Bank of California and Santa Barbara Bank & Trust, as trustee
          99.8 Escrow Agreement between the Registrant and Santa Barbara Bank & Trust, as trustee
          99.9 Escrow Agreement between the Registrant and Santa Barbara Bank & Trust, as trustee

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                               SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INAMED CORPORATION,
                                    a Florida corporation
                                    (Registrant)

                                    By:  /s/  DONALD K. MCGHAN
                                         -----------------------------------
                                         Donald K. McGhan
                                         Chairman of the Board and President

Date:  April 19, 1996